SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 6, 2007

NEW CENTURY BANCORP, INC.

(Exact name of Registrant as specified in its charter)

North Carolina	000-50400	20-0218264
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

700 W. Cumberland Street, Dunn, North Carolina 28334

(Address of principal executive offices)

Registrant’s telephone number, including area code (910) 892-7080

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On June 6, 2007, the Board of Directors of New Century Bancorp, Inc., Dunn, North Carolina, (the “Registrant”) announced that it had named Kevin S. Bunn executive vice president of the Registrant and chief banking officer for its two wholly owned subsidiaries, New Century Bank, Dunn, North Carolina and New Century Bank South, Fayetteville, North Carolina. Mr. Bunn, age 45, previously served as executive vice president and chief lending officer at New Century Bank South from 2003 until his appointment as executive vice president of the Registrant and chief banking officer for the two banks. Prior to joining New Century Bank South, Mr. Bunn was employed with Wachovia Bank, N.A. from 1985 until 2003, having become a senior vice president at the time he left Wachovia Bank, N.A. A copy of the press release announcing Mr. Bunn’s appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On June 22, 2007, the Board of Directors of the Registrant announced that it had named Lisa F. Campbell chief operating officer. Ms. Campbell, age 39, will continue to serve as executive vice president and chief financial officer for the Registrant and its two wholly owned subsidiary banks. Ms. Campbell has served as the Registrant’s executive vice president and chief financial officer since its incorporation in 2003, and prior to the Registrant’s incorporation had served in those capacities with New Century Bank since 2000. Prior to joining New Century Bank, Ms. Campbell served as Senior Vice President and Controller of Triangle Bancorp, Inc., Raleigh, North Carolina from 1997 to 2000. A copy of the press release announcing Ms. Campbell’s appointment is attached hereto as Exhibit 99.2 and incorporated herein by reference.

There are no family relationships between either Mr. Bunn or Ms. Campbell and directors, nominees for director or other executive officers of the Registrant.

The Registrant’s bank subsidiaries, New Century Bank and New Century Bank South, have had, and expect to have in the future, banking and other transactions in the ordinary course of business with certain of their current directors, nominees for director, executive officers and associates. All such transactions are made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing for comparable transactions with unaffiliated persons, and will not involve more than the normal risk of collectibility or present other unfavorable features.

Loans made by New Century Bank or New Century Bank South to directors and executive officers are subject to the requirements of Regulation O of the Board of Governors of the Federal Reserve System. Regulation O requires, among other things, prior approval of the Board of Directors with any “interested director” not participating, dollar limitations on amounts of certain loans and prohibits any favorable treatment being extended to any director or executive officer in any of the banks’ lending matters. To the best knowledge of the management of the Registrant and the banks, Regulation O has been complied with in its entirety.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release announcing the appointment of Kevin S. Bunn as Executive Vice President and Chief Banking Officer dated June 6, 2007

99.2	Press Release announcing the appointment of Lisa F. Campbell as Chief Operating Officer dated June 22, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY BANCORP, INC.

By:	/s/ Lisa F. Campbell
Lisa F. Campbell
Executive Vice President, Chief Financial Officer and Chief Operating Officer

Dated: June 28, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release announcing the appointment of Kevin S. Bunn as Executive Vice President and Chief Banking Officer dated June 6, 2007

99.2	Press Release announcing the appointment of Lisa F. Campbell as Chief Operating Officer dated June 22, 2007